UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): June 8, 2016

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17001 Northchase Drive, Suite 100
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

(a)   On June 8, 2016 (the “Dismissal Date”), Swift Energy Company (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm.  The audit committee of the board of directors (the “Audit Committee”) recommended and approved the dismissal of Ernst & Young.

The reports of Ernst & Young on the consolidated financial statements of the Company for each of the fiscal years ended December 31, 2015 and 2014, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that both such reports contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2015 and 2014, and through the Dismissal Date, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference thereto in its reports on the financial statements of the Company for such years.  During the fiscal years ended December 31, 2015 and 2014, and through the Dismissal Date, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that Ernst & Young furnish the Company with a copy of their letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Ernst & Young agrees with the statements related to them made by the Company in this Current Report on Form 8-K.  A copy of Ernst & Young’s letter to the SEC dated June 14, 2016 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)   Also, on June 8, 2016, the Audit Committee recommended and approved the selection of BDO US, LLP (“BDO”), effective immediately, as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2015 and 2014, and through the Dismissal Date, neither the Company, nor anyone on its behalf, consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company, and no written report or oral advice was provided to the Company by BDO that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

16.1	Letter from Ernst & Young LLP dated June 14, 2016, to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 14, 2016

Swift Energy Company
By:	/s/ Terry E. Swift
Terry E. Swift Chief Executive Officer

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